Exhibit 4.1

NUMBER	[Vignette]
SSP		SHARES

APACHE

CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK	COMMON STOCK

This Certifies that	CUSIP 037411 10 5
SEE REVERSE FOR CERTAIN DEFINITIONS

PAR VALUE

$0.625 EACH

is the owner of

CERTIFICATE OF STOCK

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Apache Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the signatures of its duly authorized officers.

Countersigned and Registered:

WELLS FARGO BANK, N.A.

TRANSFER AGENT

AND REGISTRAR

/s/ G. Steven Farris

CHAIRMAN

/s/ C. L. Peper
SECRETARY	By
AUTHORIZED SIGNATURE

DATED:

APACHE CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF TRF MIN ACT —	Custodian
TEN ENT	— as tenants by the entireties		(Cust)	(Minor)
JT TEN	— as joint tenants with right of		under Uniform Transfers to Minors
	survivorship and not as tenants		Act
	in common		(State)

Additional abbreviations may also be used though not in the above list.

For value received,                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

    THE SIGNATURE(S) SHOULD BE GUARANTEED BY ELIGIBLE GUARANTOR

    INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associates and Credit

    Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE

    MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.